                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT REGISTRED
                             PUBLIC ACCOUNTING FIRM

         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 10, 2003, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-111008) and related Prospectus of Neenah Foundry Company for the registration of $133,130,000 of its 11% Senior Secured Notes.

                                             ERNST & YOUNG LLP



Milwaukee, Wisconsin
September 10, 2004